UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 2402

John Hancock Sovereign Bond Fund (Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Alfred P. Ouellette Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May	31

Date of reporting period:	May	31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Bond Fund

5.31.2006 **Annual Report**

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 25

Trustees & officers
page 45

For more information
page 49

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant market pullback that continued into June, erasing much of the earlier gains. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, made little headway over the last 12 months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2006. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks a
high level of current
income consistent
with prudent invest-
ment risk by
investing at least
80% of its assets in a
diversified portfolio
of bonds and other
debt securities,
including corporate
bonds and U.S.
government and
agency securities.

Over the last twelve months

* Rising interest rates, resulting from a healthy economy and higher inflation, led to modestly negative returns in the bond market.

* Treasury and corporate bonds posted the largest declines, while high-yield corporate bonds continued to produce positive results.

* The Fund’s defensive positioning and increased emphasis on mortgage-backed securities contributed to its outperformance of its benchmark index.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 issuers
22.0%	Federal National Mortgage Association
13.4%	United States Treasury
7.2%	Federal Home Loan Mortgage Corp.
2.5%	JP Morgan Chase
1.9%	Goldman Sachs Group
1.6%	Bear Stearns Co., Inc.
1.6%	Countrywide Home Loans
1.6%	Citigroup, Inc.
1.5%	Morgan Stanley Capital
1.1%	Bank of America

As a percentage of net assets on May 31, 2006.

BY HOWARD C. GREENE, CFA, BARRY H. EVANS, CFA AND JEFFREY N. GIVEN, CFA, FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK Bond Fund

Recently, Jeffrey N. Given joined the Fund’s portfolio management team, replacing Benjamin Matthews, who has retired. Mr. Given, a second vice president, joined John Hancock in 1993 and is currently on the portfolio management teams for several other John Hancock fixed-income funds. He has more than 13 years of experience in the investment industry.

Rising interest rates — resulting from a strong economy and higher inflation — led to modestly negative returns for bonds during the year ended May 31, 2006. The U.S. economy grew by a healthy 3.5% in 2005, and growth was even stronger in the first quarter of 2006, as the economy rebounded from a hurricane-related slowdown in late 2005. Inflation also picked up significantly during the period — the consumer price index rose by 4.2% for the year ended May 31, 2006, up from 2.8% for the previous 12 months. The inflation increase was driven primarily by soaring energy and commodity prices.

“Rising interest rates — resulting from a strong economy and higher inflation — led to modestly negative returns for bonds during the year ended May 31, 2006.”

In this environment, the Federal Reserve extended its program of short-term interest rate increases, raising its federal funds rate target from 3% to 5% over the past year via eight quarter-point rate hikes. This is the highest level for the federal funds rate since April 2001.

Although bond yields generally rose across the board, short-term yields increased more than long-term yields — the two-year Treasury note yield rose from 3.6% to 5.0% during the one-year period, while the 30-year Treasury yield climbed from 4.3% to 5.2% . This yield convergence produced a “flat” yield curve, where bond yields were virtually equal across the maturity spectrum.

Sector performance was mixed but generally negative. Treasury bonds, which are most sensitive to interest rate fluctuations, and investment-grade corporate bonds posted the biggest declines. High yield corporate bonds bucked the trend, producing strong gains during the period. Mortgage-backed securities also held up well as the combination of relatively high yields and high credit quality attracted investor demand.

Fund performance

For the year ended May 31, 2006, John Hancock Bond Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of –0.45%, –1.14%, –1.14%, –0.01% and –1.09%, respectively, at net asset value. The Fund’s performance was ahead of the –1.10% return of the Lehman Brothers Government/Credit Bond Index and in line with the –0.43% average return of the Morningstar intermediate-term bond category.1 Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Shifting into neutral

One factor that contributed to the Fund’s outperformance of its benchmark index was our defensive positioning, especially in the first half of the period. To lower the portfolio’s risk profile, we reduced its interest rate sensitivity and boosted overall credit quality. We also adjusted the maturity structure to benefit from the convergence of short- and long-term bond yields.

Since the beginning of 2006, however, we have been scaling back our defensive approach and moving toward a more neutral position with regard to interest rate sensitivity and maturity structure. With the yield convergence largely played out, we are starting to position for the inevitable widening of short- and long-term yields.

“One factor that contributed to the Fund’s outperformance of its benchmark index was our defen- sive positioning, especially in the first half of the period.”

Cutting back on corporates

The one plank of our defensive strategy that remained in place throughout the one-year period was upgrading the portfolio’s credit quality. Toward that end, we reduced our holdings of corporate bonds, which comprised the portfolio’s largest sector weighting at the beginning of the period. In particular, we cut back on high yield corporate bonds, becoming more selective in our lower-rated holdings.

Sector
distribution[2]

Government —
U.S. agency	30%

Financials	25%

Government —
U.S.	13%

Mortgage
bonds	8%

Utilities	7%

Consumer
discretionary	4%

Industrials	2%

Health care	2%

Telecommunication
services	2%

Materials	2%

Information
technology	2%

Consumer
staples	1%

Energy	1%

With the housing market starting to cool off and consumer spending expected to slow, we limited our exposure to bonds issued by consumer-oriented companies, automakers and homebuilders. We also remained wary of companies under pressure from equity investors to reduce cash and/or take on more debt to boost stockholder returns, because these moves generally weaken a company’s financial position. Consequently, we focused on securities issued by utilities, banks and finance-related companies, which are typically unwilling or unable to compromise their balance sheets and credit ratings.

Adding to mortgages

We added significantly to our holdings of mortgage-backed securities over the past year, making them the biggest sector weighting in the portfolio by the end of the period. In part, this reflected our efforts to improve portfolio credit quality, but it was also where we found the most attractive values in the bond market.

We focused our purchases on commercial mortgages and adjustable-rate mortgages, both of which offered yields comparable to ordinary fixed-rate mortgages but held up better in a rising interest rate environment.

Leaders and laggards

Among individual securities, the portfolio benefited from its modest exposure to emerging markets, which performed very well over the past year. A good example is our floating-rate holding of Bosphorous Financial Services, a securitized transaction of Finansbank, one of the larger banks in Turkey. This security got a boost after Finansbank agreed to sell approximately 45% of its stock to the National Bank of Greece.

Bonds issued by gaming companies also produced strong results; they are considered stable, defensive issues that typically hold up well during periods of market weakness. One of our top performers was MTR Gaming Group, Inc., which reported favorable financial results.

“We believe that several factors — including a softening housing mar- ket, high energy prices and rising interest rates — suggest that an economic slowdown is forthcoming.”

The weakest performers in the portfolio were all longer-term bonds, which declined the most as interest rates rose. Ocean Spray Cranberries, Inc., which we own as a preferred stock, fell because of the increase in long-term interest rates.

Outlook

We believe that several factors — including a softening housing market, high energy prices and rising interest rates — suggest that an economic slowdown is forthcoming. This should bring about the end of the Fed’s rate-hike cycle, after one more likely increase in June. The Fed’s focus, however, has shifted from economic growth to inflation, which has risen sharply in recent months. Another uncertain factor is new Fed chairman Ben Bernanke, who took over from Alan Greenspan in January and is facing his first challenge. We expect to maintain the portfolio’s neutral stance while continuing our emphasis on credit quality upgrades and individual security selection.

Quality
distribution[2]

AAA	63%

AA	2%

A	7%

BBB	14%

BB	8%

B	4%

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2006.

A LOOK AT PERFORMANCE

For the period ended May 31, 2006

	Class A	Class B	Class C	Class I1	Class R1
Inception date	11-9-73	11-23-93	10-1-98	9-4-01	8-5-03

Average annual returns with maximum sales charge (POP)

One year	–4.92%	–5.88%	–2.09%	–0.01%	–1.09%

Five years	4.00	3.90	4.23	—	—

Ten years	5.54	5.45	—	—	—

Since inception	—	—	3.99	4.96	3.57

Cumulative total returns with maximum sales charge (POP)

One year	–4.92	–5.88	–2.09	–0.01	–1.09

Five years	21.68	21.06	23.03	—	—

Ten years	71.52	69.97	—	—	—

Since inception	—	—	35.00	25.78	10.39

SEC 30-day yield as of May 31, 2006

	4.71	4.24	4.23	5.33	3.33

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Lehman Brothers Government/Credit Bond Index.

	Class B1	Class C1	Class I2	Class R2
Period beginning	5-31-96	10-1-98	9-4-01	8-5-03

Bond Fund	$16,997	$13,500	$12,578	$11,039

Index	18,539	14,447	12,453	10,925

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of May 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Government/Credit Bond Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

YOUR EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006.

Account value		Expenses paid
$1,000.00	Ending value	during year
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$999.70	$5.29
Class B	996.20	8.77
Class C	996.20	8.77
Class I	1,001.90	3.13
Class R	994.30	10.04

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during year
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,019.64	$5.35
Class B	1,016.15	8.86
Class C	1,016.15	8.86
Class I	1,021.80	3.16
Class R	1,014.86	10.15

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.76%, 1.76%, 0.63% and 2.02% for Class A, Class B, Class C, Class I and Class R respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

F I N A N C I A L    S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on May 31, 2006

This schedule is divided into four main categories: bonds, preferred stocks, U.S. government and agencies securities and short-term investments. Bonds, preferred stocks and U.S. government and agencies securities are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 55.69%					$565,992,493

(Cost $580,829,764)
Airlines 0.36%					3,701,542

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A	6.545%	02-02-19	A–	$980	972,314
Pass Thru Ctf Ser 2000-2 Class B	8.307	04-02-18	BB–	1,302	1,250,918
Pass Thru Ctf Ser 2001-1 Class C	7.033	06-15-11	BB–	1,516	1,477,730

Jet Equipment Trust,
Equip Trust Ctf Ser 1995-B2 (B)(H)(S)	10.910	08-15-14	D	5,800	580
Asset Management & Custody Banks 0.40%					4,021,021

Rabobank Capital Fund II,
Perpetual Bond (5.260% to 12-31-13
then variable) (L)(S)	5.260	12-29-49	AA	4,230	4,021,021
Broadcasting & Cable TV 1.24%					12,588,162

Clear Channel Communications, Inc.,
Note	5.500	09-15-14	BBB–	1,900	1,738,065

Comcast Corp.,
Gtd Note	5.900	03-15-16	BBB+	1,860	1,797,541

Cox Communications, Inc.,
Note	7.125	10-01-12	BBB	2,295	2,383,718

Shaw Communications, Inc.,
Sr Note (Canada)	8.250	04-11-10	BB+	2,040	2,131,800

TCI Communications, Inc.,
Deb	9.800	02-01-12	BBB	1,990	2,314,338

XM Satellite Radio, Inc.,
Sr Note (S)	9.750	05-01-14	CCC	2,390	2,222,700
Building Products 0.26%					2,697,262

Home Depot, Inc. (The),
Sr Note	5.400	03-01-16	AA	2,800	2,697,262

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Casinos & Gaming 1.51%					$15,376,632

Caesars Entertainment, Inc.,
Sr Note	7.000%	04-15-13	BBB–	$2,360	2,431,289

Chukchansi Economic Development
Authority, Sr Note (S)	8.000	11-15-13	BB–	570	582,113

Jacobs Entertainment, Inc.,
Sr Sec Note (B)	11.875	02-01-09	B	3,235	3,427,094

Little Traverse Bay Bands of Odawa Indians,
Sr Note (S)	10.250	02-15-14	B	1,655	1,638,450

Majestic Star Casino, LLC/Cap II,
Sr Sec Note (S)	9.750	01-15-11	B–	2,060	2,121,800

Mashantucket West Pequot,
Bond (S)	5.912	09-01-21	BBB–	1,250	1,157,037

Mohegan Tribal Gaming Authority,
Sr Sub Note	7.125	08-15-14	B+	1,050	1,023,750

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	B+	1,595	1,692,694
Sr Sub Note (S)	9.000	06-01-12	B–	420	424,725

Waterford Gaming LLC,
Sr Note (S)	8.625	09-15-12	B+	828	877,680
Commercial Printing 0.07%					754,154

Quebecor World Capital Corp.,
Sr Note (Canada) (S)	8.750	03-15-16	BB–	800	754,154
Commodity Chemicals 0.23%					2,366,400

Lyondell Chemical Co.,
Gtd Sr Sub Note	10.875	05-01-09	B	2,320	2,366,400
Computer Hardware 0.21%					2,176,005

Activant Solutions, Inc.,
Sr Sub Note (S)	9.500	05-01-16	CCC+	485	476,513

Pioneer Standard Electronics, Inc.,
Sr Note	9.500	08-01-06	BB–	1,695	1,699,492
Construction Materials 0.34%					3,419,056

Duke Capital LLC,
Sr Note	6.250	02-15-13	BBB	3,380	3,419,056
Consumer Finance 1.48%					15,054,633

American General Finance Corp.,
Med Term Note Ser I	4.875	07-15-12	A+	3,250	3,085,742

Ford Motor Credit Co.,
Floating Rate Note (P)	6.120	11-16-06	BB+	3,325	3,320,122

Household Finance Corp.,
Note	6.375	10-15-11	A	1,785	1,834,146

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Consumer Finance (continued)

HSBC Finance Capital Trust IX,
Note (5.911% to 11-30-15 then variable)	5.911%	11-30-35	BBB+	$2,600	$2,504,349

HSBC Finance Corp.,
Sr Note	6.750	05-15-11	A	4,140	4,310,274
Department Stores 0.35%					3,536,015

J.C. Penney Co., Inc.,
Deb	8.125	04-01-27	BBB–	1,455	1,508,138
Deb	7.650	08-15-16	BBB–	1,855	2,027,877
Diversified Banks 1.73%					17,570,338

Bank of New York,
Cap Security (S)	7.780	12-01-26	A–	4,420	4,629,269

BNP Paribas Capital Trust,
Sub Bond (9.003% to 10-27-10
then variable) (S)	9.003	12-29-49	A+	2,560	2,862,444

Chuo Mitsui Trust & Banking Co., Ltd,
Perpetual Sub Note (5.506% to 4-15-15
then variable) (Japan) (S)	5.506	12-15-49	Baa2	2,530	2,368,287

HBOS Plc,
Perpetual Bond (6.413% to 10-1-35
then variable) (United Kingdom) (S)	6.413	09-29-49	A	3,410	3,079,823

Royal Bank of Scotland Group Plc,
Perpetual Bond (7.648% to 09-30-31
then variable) (United Kingdom)	7.648	08-29-49	A	4,140	4,630,515
Diversified Commercial Services 0.13%					1,335,000

Sotheby’s Holdings, Inc.,
Note	6.875	02-01-09	BB–	1,335	1,335,000
Diversified Financial Services 1.00%					10,198,773

CIT Group, Inc.,
Sr Note	5.600	04-27-11	A	2,690	2,670,810

Nissan Motor Acceptance Corp.,
Sr Note (S)	5.625	03-14-11	BBB+	2,725	2,688,613

St. George Funding Co.,
Perpetual Bond (8.485% to 06-30-17
then variable) (Australia) (S)	8.485	12-31-49	Baa1	4,555	4,839,350
Diversified Metals & Mining 0.21%					2,130,000

Freeport-McMoRan Copper & Gold, Inc.,
Sr Note	10.125	02-01-10	B+	2,000	2,130,000
Drug Retail 0.17%					1,703,047

Allergan, Inc.,
Note (S)	5.750	04-01-16	A	1,735	1,703,047

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Electric Utilities 6.08%					$61,834,720

AES Eastern Energy LP,
Pass Thru Ctf Ser 1999-A	9.000%	01-02-17	BB+	$3,708	4,088,855

Beaver Valley Funding Corp.,
Sec Lease Obligation Bond	9.000	06-01-17	BBB–	3,919	4,365,100

BVPS II Funding Corp.,
Collateralized Lease Bond	8.890	06-01-17	BB+	6,387	7,212,392

DTE Energy Co.,
Sr Note Ser B	6.350	06-01-16	Baa2	2,605	2,596,417

East Coast Power LLC,
Sr Sec Note Ser B	7.066	03-31-12	BBB–	3,062	3,144,757

Empresa Electrica Guacolda SA,
Sr Sec Note (Chile) (S)	8.625	04-30-13	BBB–	1,872	2,028,431

Entergy Gulf States, Inc.,
1st Mtg Note	5.700	06-01-15	BBB+	1,355	1,275,926

HQI Transelect Chile SA,
Sr Note (Chile)	7.875	04-15-11	A–	2,895	3,072,869

Indiantown Cogeneration, LP,
1st Mtg Note Ser A-9	9.260	12-15-10	BB+	1,473	1,539,792

IPALCO Enterprises, Inc.,
Sr Sec Note	8.625	11-14-11	BB–	3,000	3,217,500

Kansas Gas & Electric Co.,
Bond	5.647	03-29-21	BB–	1,910	1,804,835

Midland Funding Corp. II,
Lease Obligation Bond Ser B	13.250	07-23-06	BB–	4,002	4,033,641

Monterrey Power SA de CV,
Sr Sec Bond (Mexico) (S)	9.625	11-15-09	BBB	2,445	2,640,908

Pepco Holdings, Inc.,
Note	6.450	08-15-12	BBB	2,370	2,416,267

PNPP II Funding Corp.,
Deb	9.120	05-30-16	BB+	212	238,052

PPL Energy Supply LLC,
Sr Note Ser A	6.400	11-01-11	BBB	2,645	2,701,349

Progress Energy, Inc.,
Sr Note	6.850	04-15-12	BBB–	1,210	1,266,451

System Energy Resources, Inc.,
Sec Bond (S)	5.129	01-15-14	BBB	3,219	3,103,195

Texas-New Mexico Power Co.,
Sr Note	6.125	06-01-08	BBB	3,350	3,352,067

TransAlta Corp.,
Note (Canada)	5.750	12-15-13	BBB–	2,735	2,660,991

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB–	4,974	5,074,925

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Electrical Components & Equipment 0.24%					$2,479,635

AMETEK, Inc.,
Sr Note	7.200%	07-15-08	BBB	$2,425	2,479,635
Food Distributors 0.21%					2,286,276

Tyson Foods, Inc.,
Sr Note	6.600	04-01-16	BBB	2,320	2,286,276
Food Retail 0.75%					7,636,051

Ahold Finance USA, Inc.,
Gtd Pass Thru Ctf Ser 2001A-1	7.820	01-02-20	BB	3,292	3,356,491

Delhaize America, Inc.,
Gtd Note	9.000	04-15-31	BB+	1,575	1,765,625

Food Lion, Inc.,
Note	8.730	08-30-06	BB+	2,500	2,513,935
Gas Utilities 0.56%					5,663,767

Energy Transfer Partners,
Gtd Sr Note (G)	5.950	02-01-15	BBB–	2,790	2,694,705

Kinder Morgan Finance Co.,
Gtd Sr Note	6.400	01-05-36	BBB	2,250	1,889,968

KN Capital Trust I,
Gtd Cap Security Ser B	8.560	04-15-27	BB+	1,030	1,079,094
Health Care Facilities 0.18%					1,854,092

Manor Care, Inc.,
Gtd Note	6.250	05-01-13	BBB	1,885	1,854,092
Health Care Services 0.62%					6,318,934

Alliance Imaging, Inc.,
Sr Sub Note (L)	7.250	12-15-12	B–	1,835	1,646,913

Caremark Rx, Inc.,
Sr Note	7.375	10-01-06	BBB–	1,335	1,342,400

Health Management Associates, Inc.,
Sr Sub Note	6.125	04-15-16	A–	3,390	3,329,621
Hotels, Resorts & Cruise Lines 0.27%					2,730,032

Hyatt Equities LLC,
Note (S)	6.875	06-15-07	BBB	2,705	2,730,032
Industrial Conglomerates 0.52%					5,255,002

General Electric Co.,
Note	5.000	02-01-13	AAA	5,465	5,255,002
Industrial Machinery 0.57%					5,765,100

Kennametal, Inc.,
Sr Note	7.200	06-15-12	BBB	2,960	3,111,271

Trinity Industries, Inc.,
Pass Thru Ctf (S)	7.755	02-15-09	Ba1	2,615	2,653,829

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Integrated Oil & Gas 0.22%					$2,193,975

Pemex Project Funding Master Trust,
Gtd Note	9.125%	10-13-10	BBB	$1,990	2,193,975
Integrated Telecommunication Services 0.49%					4,931,006

AT&T Corp.,
Gtd Sr Note	8.000	11-15-31	A	3,400	3,917,256

Intelsat Subsidiary Holding Co., Ltd.,
Gtd Floating Rate Sr Note (Bermuda) (P)(S)	9.614	01-15-12	B+	1,000	1,013,750
Investment Banking & Brokerage 1.11%					11,241,468

Goldman Sachs Group, Inc. (The),
Sr Note	5.350	01-15-16	A+	2,770	2,619,174

Lehman Brothers Holdings, Inc.,
Med Term Note Ser H	5.500	04-04-16	A+	2,530	2,432,486

Merrill Lynch & Co., Inc.,
Sub Note	6.050	05-16-16	A	2,500	2,488,908

Mizuho Finance,
Gtd Sub Bond (Cayman Islands)	8.375	12-29-49	A2	3,500	3,700,900
Leisure Facilities 0.25%					2,515,585

AMC Entertainment, Inc.,
Sr Sub Note (L)	9.500	02-01-11	CCC+	1,450	1,439,241

HRP Myrtle Beach Operations,
Floating Rate Sr Sec Note (P)(S)	9.818	04-01-12	B	1,075	1,076,344
Life & Health Insurance 0.82%					8,292,197

AmerUs Group Co.,
Sr Note	6.583	05-16-11	Baa3	1,870	1,878,733

Phoenix Cos., Inc. (The),
Bond	6.675	02-16-08	BBB	2,205	2,212,162

Phoenix Life Insurance Co.,
Note (S)	7.150	12-15-34	BBB+	1,920	1,872,121

Provident Financing Trust I,
Gtd Cap Security (L)	7.405	03-15-38	B+	2,585	2,329,181
Marine 0.26%					2,667,321

CMA CGM SA,
Sr Note (France) (S)	7.250	02-01-13	BB+	2,790	2,667,321
Meat, Poultry & Fish 0.27%					2,704,000

ASG Consolidated LLC,
Sr Disc Note (Zero to 11-1-08,
then 11.500%) (O)(L)	Zero	11-01-11	B–	3,200	2,704,000
Metal & Glass Containers 0.17%					1,740,750

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	1,650	1,740,750

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Metal & Mining 0.13%					$1,284,949

Vedanta Resources Plc,
Sr Note (United Kingdom) (S)	6.625%	02-22-10	BB+	$1,320	1,284,949
Multi-Line Insurance 0.70%					7,090,375

American International Group,
Note (S)	5.050	10-01-15	AA	3,000	2,814,699

Horace Mann Educators Corp.,
Sr Note	6.850	04-15-16	BBB	1,550	1,531,333

Zurich Capital Trust I,
Gtd Cap Security (S)	8.376	06-01-37	A–	2,580	2,744,343
Multi-Media 0.75%					7,597,244

News America Holdings, Inc.,
Gtd Sr Deb	8.250	08-10-18	BBB–	3,000	3,458,706

Time Warner Entertainment Co.,
Sr Deb	8.375	03-15-23	BBB+	1,990	2,223,383

Viacom, Inc.,
Sr Note (S)	6.875	04-30-36	BBB	1,980	1,915,155
Multi-Utilities & Unregulated Power 0.61%					6,231,006

Dynegy-Roseton Danskamme,
Gtd Pass Thru Ctf Ser B	7.670	11-08-16	B	2,600	2,662,441

Salton Sea Funding Corp.,
Gtd Sr Sec Note Ser E	8.300	05-30-11	BB+	1,043	1,098,204
Sr Sec Bond Ser F	7.475	11-30-18	BB+	2,349	2,470,361
Oil & Gas Refining, Marketing & Transportation 0.55%					5,545,387

Enterprise Products Operating LP,
Gtd Sr Note Ser B	6.375	02-01-13	BB+	4,265	4,254,218

Premcor Refining Group, Inc.,
Sr Note	9.500	02-01-13	BBB–	1,175	1,291,169
Oil & Gas Drilling 0.15%					1,496,944

Delek & Avner-Yam Tethys Ltd.,
Sr Sec Note (Israel) (S)	5.326	08-01-13	BBB–	1,557	1,496,944
Packaged Foods & Meats 0.11%					1,146,052

General Foods Corp.,
Deb	7.000	06-15-11	A–	1,145	1,146,052
Paper Packaging 0.17%					1,761,825

MDP Acquisitions Plc,
Sr Note (Ireland)	9.625	10-01-12	B–	1,690	1,761,825

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Paper Products 0.27%					$2,736,430

Abitibi Consolidated, Inc.,
Note (Canada)	6.000%	06-20-13	B+	$1,445	1,221,025

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	1,570	1,515,405
Pharmaceuticals 0.50%					5,066,306

Medco Health Solutions, Inc.,
Sr Note	7.250	08-15-13	BBB	2,380	2,526,042

Wyeth,
Note	5.500	02-15-16	A	2,650	2,540,264
Property & Casualty Insurance 0.46%					4,698,503

Markel Corp.,
Sr Note	7.350	08-15-34	BBB–	2,380	2,313,298

Ohio Casualty Corp.,
Sr Note	7.300	06-15-14	BB+	2,330	2,385,205
Real Estate Management & Development 0.63%					6,391,627

Healthcare Realty Trust, Inc.,
Sr Note	8.125	05-01-11	BBB–	2,515	2,717,173

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	1,525	1,485,178

Socgen Real Estate Co., LLC,
Perpetual Bond Ser A (7.640% to
09-30-07 then variable) (S)	7.640	12-29-49	A	2,140	2,189,276
Regional Banks 1.29%					13,148,671

BankAmerica Institutional Bank,
Gtd Cap Security Ser B (S)	7.700	12-31-26	A	1,060	1,109,752

Colonial Bank, NA,
Sub Note	6.375	12-01-15	BBB–	2,563	2,544,062

Mainstreet Capital Trust I,
Gtd Jr Sub Cap Security Ser B (G)	8.900	12-01-27	A3	2,380	2,571,590

NB Capital Trust IV,
Gtd Cap Security	8.250	04-15-27	A	3,030	3,201,386

State Street Institutional Capital Trust,
Gtd Cap Security Ser A (S)	7.940	12-30-26	A	1,325	1,390,458

Wachovia Capital Trust II,
Gtd Floating Rate Cap Security (P)	5.568	01-15-27	A–	2,420	2,331,423
Soft Drinks 0.16%					1,595,213

Panamerican Beverages, Inc.,
Sr Note (Panama)	7.250	07-01-09	BBB	1,545	1,595,213

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Specialized Finance 1.60%					$16,245,867

Astoria Depositor Corp.,
Pass Thru Ctf Ser B (G)(S)	8.144%	05-01-21	BB	$3,640	3,728,306

Bosphorous Financial Services,
Sec Floating Rate Note (P)(S)	6.970	02-15-12	Baa3	2,660	2,670,558

ESI Tractebel Acquistion Corp.,
Gtd Sec Bond Ser B	7.990	12-30-11	BB	3,837	3,971,038

Humpuss Funding Corp.,
Gtd Note (S)	7.720	12-15-09	B2	1,516	1,492,778

Specialty Underwriting & Residential
Finance Trust, Mtg Pass Thru Ctf
Ser 2003 BC4 Class A3B	4.788	11-25-34	AAA	3,246	3,217,012

UCAR Finance, Inc.,
Gtd Sr Note	10.250	02-15-12	B–	1,095	1,166,175
Specialty Chemicals 0.15%					1,481,269

Nova Chemicals Ltd.,
Note (Canada)	7.875	09-15-25	BB+	1,545	1,481,269
Steel 0.23%					2,386,200

Metallurg Holdings, Inc.,
Sr Sec Note (G)(S)	10.500	10-01-10	B–	2,460	2,386,200
Telecommunications Equipment 0.58%					5,892,324

Corning, Inc.,
Med Term Note	8.300	04-04-25	Ba2	4,230	4,421,742
Note	6.050	06-15-15	BBB–	1,515	1,470,582
Thrifts & Mortgage Finance 21.32%					216,663,080

Banc of America Commercial Mortgage, Inc.,
Mtg Pass Thru Ctf Ser 2005-4 Class A5A	4.933	07-10-45	AAA	1,595	1,493,752
Mtg Pass Thru Ctf Ser 2005-6 Class A4	5.182	09-10-47	AAA	3,490	3,343,229

Banc of America Funding Corp.,
Mtg Pass Thru Ctf Ser 2006-B Class 6A1	5.901	03-20-36	AAA	4,211	4,190,432
Mtg Pass Thru Ctf Ser 2006-D Class 6B1	5.982	05-20-36	AA+	1,855	1,816,565

Bear Stearns Adjustable Rate Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-12
Class 22A1 (P)	5.762	02-25-36	AAA	4,024	4,011,596

Bear Stearns Alt-A Trust,
Mtg Pass Thru Ctf Ser 2005-3 Class B2 (P)	5.341	04-25-35	AA+	1,263	1,233,037
Mtg Pass Thru Ctf Ser 2006-1
Class 23A1 (P)	5.681	02-25-36	AAA	4,623	4,576,882
Mtg Pass Thru Ctf Ser 2006-3 Class 34A1	6.227	05-25-36	AAA	5,154	5,162,005

Bear Stearns Commercial Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 2005-T20
Class A4A (P)	5.156	10-12-42	Aaa	1,640	1,567,652

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Chaseflex Trust,
Mtg Pass Thru Ctf Ser 2005-2 Class 4A1	5.000%	05-25-20	AAA	$4,881	$4,679,593

Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-CD1
Class A4 (P)	5.226	07-15-44	AAA	2,470	2,375,615
Mtg Pass Thru Ctf Ser 2005-CD1
Class C (P)	5.226	07-15-44	AA	1,030	981,837

Citigroup Mortgage Loan Trust, Inc.,
Mtg Pass Thru Ctf Ser 2005-5
Class 2A3	5.000	08-25-35	AAA	3,072	3,008,098
Mtg Pass Thru Ctf Ser 2005-10
Class 1A5A (P)	5.902	12-25-35	AAA	4,569	4,541,806

Citigroup Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 2005-5
Class 2A3	5.000	08-25-20	Aaa	5,323	5,161,120

Commercial Mortgage,
Mtg Pass Thru Ctf Ser 2006-C7
Class A3 (N)	5.707	06-10-46	AAA	3,775	3,793,847

ContiMortgage Home Equity Loan Trust,
Mtg Pass Thru Ctf Ser 1995-2 Class A-5	8.100	08-15-25	AAA	621	635,702

Countrywide Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2004-24CB Class 1A1	6.000	11-25-34	AAA	3,841	3,769,366
Mtg Pass Thru Ctf Ser 2005-6 Class 2A1	5.500	04-25-35	Aaa	2,912	2,766,760
Mtg Pass Thru Ctf Ser 2005-J1 Class 3A1	6.500	08-25-32	AAA	2,338	2,341,247
Mtg Pass thru Ctf 2006-11CB Class 3A1	6.500	05-25-36	AAA	7,287	7,275,446

CS First Boston Mortgage Securities Corp.,
Mtg Pass Thru Ctf Ser 2003-25 Class 2A1	4.500	10-25-18	AAA	1,786	1,716,341
Mtg Pass Thru Ctf Ser 2005-5 Class 1A1	5.000	07-25-20	AAA	2,500	2,384,906

DB Master Finance LLC,
Mtg Pass Thru Ctf Ser 2006-1 Class A2	5.779	06-20-31	AAA	1,535	1,535,480
Mtg Pass Thru Ctf Ser 2006-1 Class M1	8.285	06-20-31	BB	855	859,275

First Horizon Alternative Mortgage Securities,
Mtg Pass Thru Ctf Ser 2004-AA5
Class B1 (P)	5.237	12-25-34	AA	1,438	1,408,227
Mtg Pass Thru Ctf Ser 2006-AA2
Class B1 (G)(P)	6.269	05-25-36	AA	1,330	1,326,839

Global Signal Trust,
Sub Bond Ser 2004-2A Class D (S)	5.093	12-15-14	Baa2	1,820	1,771,538
Sub Bond Ser 2006-1 Class E (S)	6.495	02-15-36	Baa3	1,705	1,700,762

GMAC Commercial Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 2002-C1 Class A1	5.785	11-15-39	AAA	3,693	3,697,351

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

GMAC Mortgage Corporation Loan Trust,
Mtg Pass Thru Ctf Ser 2006-AR1
Class 2A1 (P)	5.665%	04-19-36	AAA	$4,627	$4,578,853

Greenwich Capital Commercial Funding Corp.,
Mtg Pass Thru Ctf Ser 2003-C2 Class A-2	4.022	01-05-36	AAA	2,410	2,314,041
Mtg Pass Thru Ctf Ser 2005-GG5 Class A2	5.117	04-10-37	AAA	5,150	5,051,989

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-9
Class B1 (G)(P)	4.520	08-25-34	AA	3,211	3,104,913
Mtg Pass Thru Ctf Ser 2005-5F Class 6A1	5.000	05-25-20	AAA	2,980	2,868,788
Mtg Pass Thru Ctf Ser 2005-8F Class 6A1	4.500	10-25-20	AAA	3,210	3,069,935
Mtg Pass Thru Ctf Ser 2006-AR1
Class 3A1 (P)	5.428	01-25-36	AAA	7,431	7,296,021

Indymac Index Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-AR13
Class B1	5.296	01-25-35	AA	2,179	2,140,936
Mtg Pass Thru Ctf Ser 2005-AR5
Class B1 (P)	5.415	05-25-35	AA	2,355	2,306,766
Mtg Pass Thru Ctf Ser 2006-AR3
Class 3A1A (P)	6.197	04-25-36	AAA	4,559	4,562,768

JP Morgan Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2006-A1
Class 4A1	6.092	03-25-36	AAA	5,747	5,742,018

JP Morgan Chase Commercial Mortgage
Security Corp.,
Mtg Pass Thru Ctf Ser 2005-LDP3
Class A4B	4.996	08-15-42	AAA	3,995	3,746,740
Mtg Pass Thru Ctf Ser 2005-LDP4 Class B	5.129	10-15-42	Aa2	2,126	2,002,395

JP Morgan Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-S2 Class 2A16	6.500	09-25-35	AAA	4,336	4,345,435
Mtg Pass Thru Ctf Ser 2005-S3 Class 2A2	5.500	01-25-21	AAA	4,580	4,498,478

Lehman Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-1 Class 6A1	5.000	11-25-20	AAA	4,262	4,133,890

Master Adjustable Rate Mortgages Trust,
Mtg Pass Thru Ctf Ser 2006-2 Class 4A1	4.995	02-25-36	AAA	5,424	5,286,510

Merrill Lynch Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-CKI1
Class A6 (P)	5.240	11-12-37	AAA	3,685	3,546,549

Morgan Stanley Capital I,
Mtg Pass Thru Ctf Ser 2005-HQ7
Class A4	5.205	11-14-42	AAA	3,765	3,616,181
Mtg Pass Thru Ctf Ser 2005-IQ10
Class A4A	5.230	09-15-42	AAA	5,270	5,041,858

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Morgan Stanley Loan Trust,
Mtg Pass Thru Ctf Ser 2006-3AR
Class 3A1	6.120%	03-25-36	AAA	$6,198	$6,180,919

Nomura Asset Acceptance Corp.,
Mtg Pass Thru Ctf Ser 2006-AF1
Class CB1	6.540	06-25-36	AA	1,615	1,628,374

Prime Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-2 Class 1A2	5.000	07-25-20	Aaa	6,175	6,044,052

Provident Funding Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-1 Class B1 (P)	4.367	05-25-35	AAA	1,620	1,545,102

Renaissance Home Equity Loan Trust,
Mtg Pass Thru Ctf Ser 2005-2 Class AF3	4.499	08-25-35	AAA	2,080	2,028,119
Mtg Pass Thru Ctf Ser 2005-2 Class AF4	4.934	08-25-35	AAA	2,365	2,260,297

Residential Accredit Loans, Inc.,
Mtg Pass Thru Ctf Ser 2005-QA12
Class NB5 (P)	5.997	12-25-35	AAA	4,334	4,346,296
Mtg Pass Thru Ctf Ser 2006-QA1
Class A31	6.305	01-25-36	AAA	6,133	6,152,256

Residential Asset Securitization Trust,
Mtg Pass Thru Ctf Ser 2006-A7CB
Class 2A1	6.500	07-25-36	AAA	5,225	5,251,125

SBA CMBS Trust,
Sub Bond Ser 2005-1A Class A (S)	5.369	11-15-35	Aaa	1,310	1,289,293
Sub Bond Ser 2005-1A Class B (S)	5.565	11-15-35	Aa2	1,300	1,283,574
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	Baa2	750	746,959
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	795	797,851

Sovereign Capital Trust I,
Gtd Cap Security	9.000	04-01-27	BB	3,840	4,076,210

Washington Mutual Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-6 Class 1CB	6.500	08-25-35	AAA	2,713	2,715,873

Wells Fargo Mortgage Backed Securities Trust,
Mtg Pass Thru Ctf Ser 2004-7 Class 2A2	5.000	07-25-19	AAA	3,039	2,923,526
Mtg Pass Thru Ctf Ser 2005-AR2
Class 3A1 (P)	4.945	03-25-35	Aaa	3,093	3,011,884
Tobacco 0.16%					1,634,370

Reynolds American, Inc.,
Sr Sec Note (S)	7.250	06-01-13	BB	1,655	1,634,370
Utilities Other 0.26%					2,619,688

Magellan Midstream Partners, LP,
Note	6.450	06-01-14	BBB	2,570	2,619,688

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Wireless Telecommunication Service 1.63%					$16,541,212

America Movil SA de CV,
Sr Note (Mexico)	5.750%	01-15-15	BBB	$1,905	1,792,022

AT&T Wireless Services , Inc.,
Sr Note	8.125	05-01-12	A	1,700	1,884,836

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class A	4.643	06-15-35	Aaa	2,050	1,970,753
Sub Bond Ser 2005-1A Class D	5.612	06-15-35	Baa2	2,460	2,409,660

Embarq Corp.,
Note	6.738	06-01-13	BBB–	1,130	1,131,417

Nextel Communications, Inc.,
Sr Note Ser F	5.950	03-15-14	BB	3,000	2,915,268

Nextel Partners, Inc.,
Sr Note	8.125	07-01-11	BB–	2,820	2,961,000

Rogers Wireless, Inc.,
Sr Sub Note (Canada)	8.000	12-15-12	B+	1,435	1,476,256

			Credit
Issuer, description			rating (A)	Shares	Value
Preferred stocks 0.17%					$1,740,095

(Cost $1,886,000)
Agricultural Products 0.17%					1,740,095

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)			BB+	23,000	1,740,095

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
U.S. government and agencies securities 43.27%					$439,846,215

(Cost $451,950,773)
Government U.S. 13.40%					136,256,353

United States Treasury,
Bond (L)	6.875%	08-15-25	AAA	$38,635	45,607,420
Bond (L)	5.375	02-15-31	AAA	7,415	7,499,576
Inflation Indexed Note (L)	3.500	01-15-11	AAA	22,732	23,953,408
Note (L)	5.125	05-15-16	AAA	11,890	11,899,286
Note	4.875	04-30-11	AAA	10,625	10,546,556
Note (L)	4.250	10-15-10	AAA	31,305	30,359,746
Note (L)	4.250	11-15-13	AAA	6,745	6,390,361
Government U.S. Agency 29.87%					303,589,862

Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf	11.250	01-01-16	AAA	59	61,691
30 Yr Adj Rate Pass Thru Ctf	5.285	12-01-35	AAA	9,321	9,041,110
30 Yr Pass Thru Ctf	6.000	01-01-36	AAA	22,748	22,493,852
30 Yr Pass Thru Ctf	5.164	11-01-35	AAA	9,553	9,268,845

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Government U.S. Agency (continued)

Federal Home Loan Mortgage Corp., (continued)
30 Yr Pass Thru Ctf	5.000%	07-01-35	AAA	$10,677	$10,016,406
30 Yr Pass Thru Ctf	5.000	09-01-35	AAA	1,228	1,151,566
CMO REMIC 2489-PE	6.000	08-15-32	AAA	2,785	2,752,826
CMO REMIC 2640-WA (G)	3.500	03-15-33	AAA	1,382	1,317,449
CMO REMIC 3033-JH (G)	5.000	06-15-32	AAA	5,109	4,967,221
CMO REMIC 3046-BA (G)	5.000	10-15-24	AAA	6,913	6,732,410
Note	5.300	11-17-10	AAA	5,835	5,754,074

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	9.000	06-01-10	AAA	568	608,171
15 Yr Pass Thru Ctf	7.500	02-01-08	AAA	54	54,044
15 Yr Pass Thru Ctf	7.000	09-01-10	AAA	135	137,289
15 Yr Pass Thru Ctf	7.000	04-01-17	AAA	671	689,057
15 Yr Pass Thru Ctf	7.000	06-01-17	AAA	166	170,256
15 Yr Pass Thru Ctf	5.500	11-01-20	AAA	1,876	1,848,223
15 Yr Pass Thru Ctf	5.500	12-01-20	AAA	11,248	11,083,100
15 Yr Pass Thru Ctf	5.000	05-01-18	AAA	7,510	7,274,282
15 Yr Pass Thru Ctf	5.000	08-01-19	AAA	9,768	9,435,740
15 Yr Pass Thru Ctf	5.000	10-01-19	AAA	7,530	7,286,325
15 Yr Pass Thru Ctf	4.500	05-01-18	AAA	7,903	7,502,868
15 Yr Pass Thru Ctf	4.500	10-01-18	AAA	17,968	17,058,228
30 Yr Adj Rate Pass Thru Ctf	5.000	08-01-35	AAA	6,417	6,023,116
30 Yr Pass Thru Ctf	6.000	11-01-34	AAA	750	742,195
30 Yr Pass Thru Ctf	6.000	09-01-35	AAA	10,604	10,489,738
30 Yr Pass Thru Ctf	6.000	10-01-35	AAA	506	500,571
30 Yr Pass Thru Ctf	6.000	05-01-36	AAA	20,145	19,900,627
30 Yr Pass Thru Ctf (N)	6.000	06-01-36	AAA	3,445	3,401,938
30 Yr Pass Thru Ctf	5.500	05-01-35	AAA	53,171	51,405,074
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	14,626	14,093,278
30 Yr Pass Thru Ctf	5.500	02-01-36	AAA	16,927	16,312,921
30 Yr Pass Thru Ctf	5.000	08-01-35	AAA	10,517	9,871,452
30 Yr Pass Thru Ctf	5.000	10-01-35	AAA	5,784	5,428,896
30 Yr Pass Thru Ctf	5.000	03-01-36	AAA	5,494	5,153,816
30 Yr Pass Thru Ctf	4.500	09-01-35	AAA	9,657	8,783,861
CMO REMIC 2003-33-AC (G)	4.250	03-25-33	AAA	1,127	1,059,986
CMO REMIC 2003-49-JE (G)	3.000	04-25-33	AAA	3,137	2,720,898
CMO REMIC 2003-58-AD (G)	3.250	07-25-33	AAA	3,084	2,746,924
CMO REMIC 2003-63-PE (G)	3.500	07-25-33	AAA	2,542	2,267,119

Financing Corp.,
Bond	10.350	08-03-18	Aaa	3,545	5,025,147

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	10.500	01-15-16	AAA	25	26,883
30 Yr Pass Thru Ctf	10.000	06-15-20	AAA	35	37,909
30 Yr Pass Thru Ctf	10.000	11-15-20	AAA	12	12,602
30 Yr Pass Thru Ctf	9.500	03-15-20	AAA	37	41,004
30 Yr Pass Thru Ctf	9.500	06-15-20	AAA	10	11,139

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Government U.S. Agency (continued)

Government National Mortgage Assn., (continued)
30 Yr Pass Thru Ctf	9.500%	01-15-21	AAA	$47	$51,749
30 Yr Pass Thru Ctf	9.500	05-15-21	AAA	22	24,017
CMO Remic 2003-42-XA	3.750	05-16-33	AAA	821	751,969

		Interest		Par value
Issuer, description, maturity date		rate		(000)	Value
Short-term investments 0.20%					$2,017,000

(Cost $2,017,000)
Joint Repurchase Agreement 0.20%					2,017,000

Investment in a joint repurchase agreement transaction
with Bank of America. — Dated 5-31-06, due
6-01-06 (Secured by U.S. Treasury Inflation Indexed
Bonds 3.625%, due 4-15-28 and 2.375%, due
1-15-25, and U.S. Treasury Inflation Indexed Note
4.250%, due 1-15-10)		4.900%		$2,017	2,017,000

Total investments 99.33%					$1,009,595,803

Other assets and liabilities, net 0.67%					$6,804,438

Total net assets 100.00%					$1,016,400,241

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(L) All or a portion of this security is on loan as of May 31, 2006.

(N) These securities having an aggregate value of $7,195,785 or 0.71% of the Fund’s net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $7,444,284 of Federal National Mortgage Assn., 5.500%, 5-1-35 has been segregated to cover the when-issued commitments.

(O) Cash interest will be paid on this obligation at the stated rate beginning on the stated date. (P) Represents rate in effect on May 31, 2006.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $92,421,397 or 9.09% of the Fund’s net assets as of May 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

ASSETS AND LIABILITIES

May 31, 2006

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $1,036,683,537)
including $124,148,336 of securities loaned	$1,009,595,803
Cash	53,730
Receivable for investments sold	12,874,540
Receivable for shares sold	497,612
Interest receivable	10,760,121
Variation margin receivable	476
Other assets	126,041
Total assets	1,033,908,323

Liabilities

Payable for investments purchased	15,218,381
Payable for shares repurchased	1,150,838
Dividends payable	147,413
Payable to affiliates
Management fees	462,491
Distribution and service fees	62,666
Other	186,059
Variation margin payable	12,892
Other payables and accrued expenses	267,342
Total liabilities	17,508,082

Net assets

Capital paid-in	1,067,189,468
Accumulated net realized loss on investments,
financial futures contracts and swap contracts	(23,442,230)
Net unrealized depreciation of investments
and financial futures contracts	(27,100,150)
Distributions in excess of net investment income	(246,847)
Net assets	$1,016,400,241

Net asset value per share

Based on net asset values and shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value
Class A ($899,310,850 ÷ 61,971,220 shares)	$14.51
Class B ($86,918,769 ÷ 5,989,732 shares)	$14.51
Class C ($23,946,969 ÷ 1,650,203 shares)	$14.51
Class I ($5,465,060 ÷ 376,623 shares)	$14.51
Class R ($758,593 ÷ 52,274 shares)	$14.51

Maximum offering price per share

Class A1 ($14.51 ÷ 95.5%)	$15.19

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

OPERATIONS

For the year ended May 31, 2006

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$61,359,421
Securities lending	402,278
Dividends	297,704
Total investment income	62,059,403

Expenses

Investment management fees	5,516,990
Class A distribution and service fees	2,884,839
Class B distribution and service fees	1,093,533
Class C distribution and service fees	261,334
Class R distribution and service fees	2,257
Class A, B and C transfer agent fees	2,048,332
Class I transfer agent fees	2,923
Class R transfer agent fees	3,024
Accounting and legal services fees	254,709
Custodian fees	220,232
Printing	134,851
Miscellaneous	79,609
Trustees’ fees	77,230
Registration and filing fees	72,352
Professional fees	51,511
Compliance fees	46,442
Securities lending fees	17,276
Interest	14,916

Total expenses	12,782,360
Less expense reductions	(68,893)

Net expenses	12,713,467

Net investment income	49,345,936

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(5,090,076)
Financial futures contracts	353,112
Swap contracts	(16,389)

Change in net unrealized appreciation (depreciation) of
Investments	(50,042,126)
Financial futures contracts	325,821

Net realized and unrealized loss	(54,469,658)

Decrease in net assets from operations	($5,123,722)

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	5-31-05	5-31-06

Increase (decrease) in net assets

From operations
Net investment income	$52,262,850	$49,345,936
Net realized gain (loss)	5,559,997	(4,753,353)
Change in net unrealized
appreciation (depreciation)	24,622,118	(49,716,305)

Increase (decrease) in net assets
resulting from operations	82,444,965	(5,123,722)

Distributions to shareholders
From net investment income
Class A	(49,122,496)	(46,118,272)
Class B	(5,941,309)	(4,473,822)
Class C	(1,227,067)	(1,070,734)
Class I	(254,528)	(306,121)
Class R	(8,053)	(18,727)
From capital paid-in
Class A	—	(482,923)
Class B	—	(46,686)
Class C	—	(12,857)
Class I	—	(2,928)
Class R	—	(409)
	(56,553,453)	(52,533,479)

From Fund share transactions	(98,851,379)	(100,388,082)

Net assets

Beginning of period	1,247,405,391	1,174,445,524

End of period[1]	$1,174,445,524	$1,016,400,241

1 Includes distributions in excess of net investment of $228,662 and $246,847, respectively.

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

FINANCIAL HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Year ended	5-31-02[1,2]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance

Net asset value,
beginning of period	$14.69	$14.71	$15.69	$14.98	$15.30
Net investment income[3]	0.82	0.72	0.70	0.67	0.68
Net realized and unrealized
gain (loss) on investments	0.06	1.02	(0.65)	0.38	(0.74)
Total from investment operations	0.88	1.74	0.05	1.05	(0.06)
Less distributions
From net investment income	(0.86)	(0.76)	(0.76)	(0.73)	(0.72)
From capital paid-in	—	—	—	—	(0.01)
	(0.86)	(0.76)	(0.76)	(0.73)	(0.73)
Net asset value, end of period	$14.71	$15.69	$14.98	$15.30	$14.51
Total return[4] (%)	6.1	12.26	0.31	7.11[5]	(0.45)

Ratios and supplemental data

Net assets, end of period
(in millions)	$1,144	$1,192	$1,047	$1,012	$899
Ratio of expenses
to average net assets (%)	1.11	1.12	1.09	1.05	1.07
Ratio of gross expenses
to average net assets[6] (%)	—	—	—	1.06	1.08
Ratio of net investment income
to average net assets (%)	5.51	4.84	4.55	4.41	4.56
Portfolio turnover (%)	189	273	241	139	135

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

CLASS B SHARES

Year ended	5-31-02[1,2]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance

Net asset value,
beginning of period	$14.69	$14.71	$15.69	$14.98	$15.30
Net investment income[3]	0.72	0.62	0.59	0.57	0.58
Net realized and unrealized
gain (loss) on investments	0.06	1.02	(0.65)	0.37	(0.74)
Total from investment operations	0.78	1.64	(0.06)	0.94	(0.16)
Less distributions
From net investment income	(0.76)	(0.66)	(0.65)	(0.62)	(0.62)
From capital paid-in	—	—	—	—	(0.01)
	(0.76)	(0.66)	(0.65)	(0.62)	(0.63)
Net asset value, end of period	$14.71	$15.69	$14.98	$15.30	$14.51
Total return[4] (%)	5.37	11.48	(0.39)	6.37[5]	(1.14)

Ratios and supplemental data

Net assets, end of period
(in millions)	$236	$233	$164	$128	$87
Ratio of expenses
to average net assets (%)	1.81	1.82	1.79	1.75	1.77
Ratio of gross expenses
to average net assets[6] (%)	—	—	—	1.76	1.78
Ratio of net investment income
to average net assets (%)	4.81	4.15	3.84	3.70	3.84
Portfolio turnover (%)	189	273	241	139	135

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

CLASS C SHARES

Year ended	5-31-02[1,2]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance

Net asset value,
beginning of period	$14.69	$14.71	$15.69	$14.98	$15.30
Net investment income[3]	0.72	0.62	0.59	0.57	0.58
Net realized and unrealized
gain (loss) on investments	0.06	1.02	(0.64)	0.37	(0.74)
Total from
investment operations	0.78	1.64	(0.05)	0.94	(0.16)
Less distributions
From net investment income	(0.76)	(0.66)	(0.66)	(0.62)	(0.62)
From capital paid-in	—	—	—	—	(0.01)
	(0.76)	(0.66)	(0.66)	(0.62)	(0.63)
Net asset value, end of period	$14.71	$15.69	$14.98	$15.30	$14.51
Total return[4] (%)	5.36	11.48	(0.39)	6.37[5]	(1.14)

Ratios and supplemental data

Net assets, end of period
(in millions)	$44	$45	$32	$28	$24
Ratio of expenses to
average net assets (%)	1.81	1.82	1.79	1.75	1.77
Ratio of gross expenses
to average net assets[6] (%)	—	—	—	1.76	1.78
Ratio of net investment income
to average net assets (%)	4.81	4.15	3.84	3.71	3.86
Portfolio turnover (%)	189	273	241	139	135

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

CLASS I SHARES

Year ended	5-31-02[1,2,7]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance

Net asset value, beginning of period	$14.96	$14.71	$15.69	$14.98	$15.30
Net investment income[3]	0.66	0.78	0.76	0.73	0.75
Net realized and unrealized
gain (loss) on investments	(0.21)	1.02	(0.64)	0.38	(0.74)
Total from investment operations	0.45	1.80	0.12	1.11	0.01
Less distributions
From net investment income	(0.70)	(0.82)	(0.83)	(0.79)	(0.79)
From capital paid-in	—	—	—	—	(0.01)
	(0.70)	(0.82)	(0.83)	(0.79)	(0.80)
Net asset value, end of period	$14.71	$15.69	$14.98	$15.30	$14.51
Total return[4] (%)	3.04[8]	12.71	0.78	7.55	(0.01)

Ratios and supplemental data

Net assets, end of period
(in millions)	—[9]	$9	$5	$5	$5
Ratio of expenses
to average net assets (%)	0.68[10]	0.72	0.63	0.65	0.64
Ratio of net investment income
to average net assets (%)	5.94[10]	5.23	4.98	4.82	4.99
Portfolio turnover (%)	189	273	241	139	135

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

CLASS R SHARES

Year ended	5-31-04[7]	5-31-05	5-31-06

Per share operating performance

Net asset value,
beginning of period	$14.93	$14.98	$15.30
Net investment income[3]	0.54	0.67	0.59
Net realized and unrealized
gain (loss) on investments	0.10	0.36	(0.75)
Total from investment operations	0.64	1.03	(0.16)
Less distributions
From net investment income	(0.59)	(0.71)	(0.62)
From capital paid-in	—	—	(0.01)
	(0.59)	(0.71)	(0.63)
Net asset value, end of period	$14.98	$15.30	$14.51
Total return[4] (%)	4.30[8]	7.02	(1.09)

Ratios and supplemental data

Net assets, end of period
(in millions)	—[9]	—[9]	1
Ratio of expenses
to average net assets (%)	1.38[10]	1.12	1.76
Ratio of net investment income
to average net assets (%)	4.40[10]	4.44	3.95
Portfolio turnover (%)	241	139	135

1 Audited by previous auditor.

2 As required, effective June 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase (decrease) net realized and unrealized gains (losses) per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.81%, 5.11%, 5.09% and 6.24% for Class A, Class B, Class C and Class I shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Does not take into effect expense reductions during the period shown.

7 Class I and Class R shares began operations on 9-4-01 and 8-5-03, respectively.

8 Not annualized.

9 Less than $500,000.

10 Annualized.

See notes to financial statements.

NOTES TO STATEMENTS

Note A Accounting policies

John Hancock Bond Fund (the “Fund”) is a diversified series of John Hancock Sovereign Bond Fund, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when issued” or “forward delivery” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2006, the Fund loaned securities having a market value of $124,148,336 collateralized by securities in the amount of $130,807,618. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out finan-cial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange. For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts.

The Fund had the following financial futures contracts open on May 31, 2006:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

U.S. 5-Year Treasury Note	55	Long	Sept 06	$12,416

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income or to manage the Fund’s exposure to credit or market risk.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain funds may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Accrued interest receivable or payable on the swap contracts is recorded as realized gain (loss).

Swap contracts are subject to risks related to the counter-party’s ability to perform under the contract, and may decline in value if the coun-terparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had no open swap contracts on May 31, 2006.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,569,442 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2009 —$13,027,799, May 31, 2010 — $35,777 and May 31, 2014 — $505,866. Net capital losses of $9,507,328 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on June 1, 2006, the first day of the Fund’s next taxable year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2005, the tax character of distributions paid was as follows: ordinary income $56,553,453. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $51,987,676 and capital paid-in $545,803. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2006, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $1,500,000,000 of the Fund’s average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next $500,000,000 and (d) 0.35% of the Fund’s average daily net asset value in excess of $2,500,000,000. Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign will act as sub-adviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund will not be responsible for payment of the subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed

0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2006, JH Funds received net up-front sales charges of $441,637 with regard to sales of Class A shares. Of this amount, $48,767 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $176,176 was paid as sales commissions to unrelated broker-dealers and $216,694 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2006, CDSCs received by JH Funds amounted to $656,976 for Class B shares and $20,597 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (‘Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% (0.015% until April 30, 2006) of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C shares if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $68,893 during the year ended May 31, 2006. Signature Services terminated this agreement June 30, 2006.

The Fund has an agreement with the Adviser and its affil-iates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $254,709. The Fund also paid the Adviser the amount of $693 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser owned 6,698 Class R shares of beneficial

interest of the Fund on May 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffil-iated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 5-31-05		Year ended 5-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	3,279,955	$49,959,779	3,238,500	$48,427,917
Distributions reinvested	2,672,659	40,683,038	2,606,528	38,922,163
Repurchased	(9,645,735)	(146,767,346)	(10,053,324)	(150,082,572)
Net decrease	(3,693,121)	($56,124,529)	(4,208,296)	($62,732,492)

Class B shares

Sold	907,288	$13,835,452	445,025	$6,675,996
Distributions reinvested	288,388	4,387,875	223,855	3,345,898
Repurchased	(3,802,719)	(57,917,391)	(3,032,284)	(45,239,747)
Net decrease	(2,607,043)	($39,694,064)	(2,363,404)	($35,217,853)

Class C shares

Sold	185,685	$2,833,152	216,577	$3,229,583
Distributions reinvested	62,307	948,006	55,130	823,338
Repurchased	(520,133)	(7,914,164)	(483,725)	(7,223,363)
Net decrease	(272,141)	($4,133,006)	(212,018)	($3,170,442)

Class I shares

Sold	117,767	$1,798,813	150,674	$2,256,458
Distributions reinvested	16,220	246,932	18,683	278,345
Repurchased	(76,918)	(1,174,259)	(151,523)	(2,256,531)
Net increase	57,069	$871,486	17,834	$278,272

Class R shares

Sold	14,967	$231,110	50,922	$757,098
Distributions reinvested	73	1,116	791	11,695
Repurchased	(229)	(3,492)	(21,056)	(314,360)
Net increase	14,811	$228,734	30,657	$454,433

Net decrease	(6,500,425)	($98,851,379)	(6,735,227)	($100,388,082)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2006, aggregated $1,021,318,199 and $1,104,657,686, respectively.

Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $440,882,062 and $428,330,307 respectively, during the year ended May 31, 2006.

The cost of investments owned on May 31, 2006, including short-term investments, for federal income tax purposes, was $1,039,486,737. Gross unrealized appreciation and depreciation of investments aggregated $5,459,718 and $35,350,652, respectively, resulting in net unrealized depreciation of $29,890,934. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

Note E
Reclassification
of accounts

During the year ended May 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $5,392,484, a decrease in accumulated net investment loss of $3,169,358 and an increase in capital paid-in of $2,223,126. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifica-tions, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and amortization of premium. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

AUDITORS’ REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bond Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bond Fund (the “Fund”) as of May 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before May 31, 2002 were audited by another independent registered public accounting firm, whose report dated July 5, 2002 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts July 14, 2006

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2006, 0.34% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Board Consideration
of and Continuation
of Investment
Advisory Agreement:
John Hancock
Bond Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Sovereign Bond Fund (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Bond Fund (the “Fund”).

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was consistently higher than the median and average performance of its Universe, and was higher than or not appreciably lower than the performance of its benchmark indexes, the Lipper A-Rated Bond Funds Index and the Lehman Government/Corporate Bond Index, for the time periods under review.

Investment advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was slightly lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was not appreciably higher than the Peer Group’s and Universe’s median total operating expense ratio.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to
the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates (engineering)
(until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
investments) (since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until
1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since
1993); Director of the following: Uno Restaurant Corp. (until 2001); Arbella
Mutual (insurance) (until 2000); HealthPlan Services, Inc. (until 1999); Flagship
Healthcare, Inc. (until 1999); Carlin Insurance Agency, Inc. (until 1999);
Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1975	53

President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004); STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001); Symtx, Inc. (electronic manufacturing)
(since 2001); Adorno/Rogers Technology, Inc. (until 2004); Pinnacle Foods
Corporation (until 2003); rateGenius (until 2003); Lincoln National Corporation
(insurance) (since 2006); Jefferson-Pilot Corporation (diversified life insurance

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143

company) (until 2006); New Century Equity Holdings (formerly Billing Concepts)
(until 2001); eCertain (until 2001); ClassMap.com (until 2001); Agile Ventures
(until 2001); AskRed.com (until 2001); Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002); WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	143

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	1996	53

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	53

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds, LLC;
Director, President and Chief Executive Officer, Sovereign Asset Management
LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; President,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Director,
Chairman and President, NM Capital Inc. (since 2005); Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); Executive
Vice President, John Hancock Funds (until 2005).

William H. King, Born: 1952		1988

Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005

Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company, the Adviser and Sovereign (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Vice President and Assistant Treasurer,
Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance
Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005

Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, Sovereign, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Subadviser	Transfer agent
Sovereign Asset	John Hancock Signature	Independent registered
Management LLC	Services, Inc.	public accounting firm
101 Huntington Avenue	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Bond Fund.

2100A 5/06 7/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $39,200 for the fiscal year ended May 31, 2005 and $33,050 for the fiscal year ended May 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2005 and fiscal year ended May 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $4,900 for the fiscal year ended May 31, 2005 and $4,450 for the fiscal year ended May 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended May 31, 2005 and fiscal year ended May 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $117,362 for the fiscal year ended May 31, 2005, and $384,600 for the fiscal year ended May 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter" and “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter" and “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Sovereign Bond Fund

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer

Date: July 27,2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer

Date: July 27,2006

By: /s/ John G. Vrysen ------------------------------------- John G. Vrysen Executive Vice President and Chief Financial Officer

Date: July 27,2006